Exhibit 99.1

PRESS RELEASE

Contact Information: Kite Realty Group

Tyler Henshaw
SVP, Capital Markets & Investor Relations
317.713.7780
thenshaw@kiterealty.com

Kite Realty Group Announces Proposed Private Offering of

$300 Million of Exchangeable Senior Notes

Indianapolis, Indiana, June 29, 2026 - Kite Realty Group (NYSE: KRG) (the “Company”) announced today that its operating partnership, Kite Realty Group, L.P. (the “Operating Partnership”), launched an offering (the “Offering”), subject to market conditions and other factors, of $300 million aggregate principal amount of exchangeable senior notes due 2032 (the “Notes”) in a private placement to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The Operating Partnership also intends to grant the initial purchasers of the Notes an option to purchase up to an additional $45 million aggregate principal amount of Notes.

The Notes will be the Operating Partnership’s senior unsecured obligations and will accrue interest payable semi-annually in arrears. The Notes will be exchangeable into cash up to the principal amount of the Notes exchanged and, if applicable, cash or common shares of beneficial interest, par value $0.01 per share, of the Company (the “Common Shares”) or a combination thereof. The interest rate, exchange rate, and other terms of the Notes will be determined at the time of pricing of the Offering.

The Operating Partnership intends to use the net proceeds from the Offering to enter into the capped call transactions described below and to use the remaining net proceeds from the Offering, together with the proceeds from our recent asset dispositions, to (i) repurchase up to approximately $30 million of the Company’s Common Shares concurrently with the pricing of the Offering in privately negotiated transactions through one of the initial purchasers of the Offering or its affiliates, as the Operating Partnership’s agent, and (ii) repay or redeem all of the Operating Partnership’s $300 million aggregate principal amount of 4.00% senior unsecured notes due 2026 at or prior to maturity.

In connection with the pricing of the Notes, the Operating Partnership expects to enter into one or more privately negotiated capped call transactions with certain counterparties, which may include certain of the initial purchasers of the Notes or their respective affiliates (the “Option Counterparties”). The capped call transactions will cover, subject to anti-dilution adjustments substantially similar to those applicable to the Notes, the number of Common Shares underlying the Notes. If the initial purchasers exercise their option to purchase additional Notes, the Operating Partnership expects to enter into additional capped call transactions with the Option Counterparties. The capped call transactions are generally expected to reduce the potential dilution to the Common Shares upon any exchange of the Notes and/or offset any cash payments the Operating Partnership is required to make in excess of the principal amount of such exchanged Notes, as the case may be, with such reduction and/or offset subject to a cap. The cap price of the capped call transactions and the premium payable will be determined at the time of pricing of the Offering.

In connection with establishing their initial hedges of the capped call transactions, the Option Counterparties or their respective affiliates expect to purchase Common Shares and/or enter into various derivative transactions with respect to the Common Shares concurrently with or shortly after the pricing of the Notes. This activity could increase (or reduce the size of any decrease in) the market price of the Common Shares or the Notes at that time.

In addition, the Option Counterparties or their respective affiliates may modify their hedge positions by entering into or unwinding various derivatives with respect to the Common Shares and/or purchasing or selling Common Shares or other securities of the Company or the Operating Partnership in secondary market transactions following the pricing of the Notes and prior to the maturity of the Notes (and are likely to do so (x) during any averaging period related to an exchange of the Notes, following any redemption of the Notes by the Operating Partnership or following any repurchase of the Notes by the Operating Partnership in connection with any fundamental change and (y) following any repurchase of the Notes by the Operating Partnership other than in connection with any such redemption or any such fundamental change if the Operating Partnership elects to unwind a corresponding portion of the capped call transactions in connection with such repurchase). This activity could also cause or avoid an increase or a decrease in the market price of the Common Shares or the Notes, which could affect a noteholder’s ability to exchange the Notes, and, to the extent the activity occurs during any averaging period related to an exchange of the Notes, it could affect the number of Common Shares and value of the consideration that a noteholder will receive upon exchange of the Notes.

Neither the Notes nor the Common Shares issuable upon exchange of the Notes have been registered under the Securities Act or any state securities laws, and unless so registered, may not be offered or sold in the United States absent registration or an applicable exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and other applicable securities laws. Accordingly, the Notes are being offered and sold only to persons reasonably believed to be qualified institutional buyers (as defined in Rule 144A under the Securities Act).

This press release does not constitute an offer to sell or a solicitation of an offer to buy, nor shall there be any offer or sale of the Notes or the Common Shares issuable upon exchange of the Notes in any jurisdiction in which the offer, solicitation or sale of the Notes or the Common Shares issuable upon exchange of the Notes would be unlawful prior to the registration or qualification thereof under the securities laws of any such state or jurisdiction.

About Kite Realty Group

Kite Realty Group is a real estate investment trust that owns and operates a high-quality portfolio of open-air shopping centers and mixed-use destinations. The Company’s portfolio is concentrated in high-growth Sun Belt and select strategic gateway markets. Publicly listed since 2004, KRG brings more than six decades of experience in developing, operating, and investing in real estate, using a disciplined, hands-on approach to enhance portfolio quality and maximize long-term value for all stakeholders. As of March 31, 2026, the Company owned interests in 169 U.S. open-air shopping centers and mixed-use assets, comprising approximately 27.3 million square feet of gross leasable space.

Safe Harbor

This release, together with other statements and information publicly disseminated by the Company, contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements are based on assumptions and expectations that may not be realized and are inherently subject to risks, uncertainties and other factors, many of which cannot be predicted with accuracy and some of which might not even be anticipated. Future events and actual results, performance, transactions or achievements, financial or otherwise, may differ materially from the results, performance, transactions or achievements, financial or otherwise, expressed or implied by the forward-looking statements.

Risks, uncertainties and other factors that might cause such differences, some of which could be material, include but are not limited to: the ability to enter into one or more privately negotiated capped call transactions in connection with the Offering; economic, business, banking, real estate and other market conditions, particularly in connection with low or negative growth in the U.S. economy as well as economic uncertainty (including from an economic slowdown or recession, federal government shutdown, disruptions related to tariffs and other trade or sanction issues, geopolitical instability, rising interest rates, inflation, unemployment, or limited growth in consumer income or spending); financing risks, including the availability of, and costs associated with, sources of liquidity; the Company’s ability to refinance, or extend the maturity dates of, the Company’s indebtedness; the level and volatility of interest rates; the financial stability of the Company’s tenants; the competitive environment in which the Company operates, including potential oversupplies of, or a reduction in demand for, rental space; acquisition, disposition, development and joint venture risks, including the ability to complete them on the terms and timing anticipated; property ownership and management risks, including the relative illiquidity of real estate investments, and expenses, vacancies or the inability to rent space on favorable terms or at all; the Company’s ability to maintain the Company’s status as a real estate investment trust for U.S. federal income tax purposes; potential environmental and other liabilities; impairment in the value of real estate property the Company owns; the attractiveness of the Company’s properties to tenants; the actual and perceived impact of e-commerce on the value of shopping center assets, and changing demographics and customer traffic patterns; business continuity disruptions and a deterioration in the Company’s tenants’ ability to operate in affected areas or delays in the supply of products or services to the Company or its tenants from vendors that are needed to operate efficiently; risks related to the Company’s current geographical concentration of properties in the states of Texas, Florida, and North Carolina and the metropolitan statistical areas of New York, Atlanta, Seattle, Chicago, and Washington, D.C.; civil unrest, acts of violence, terrorism or war, acts of God, climate change, epidemics, pandemics, natural disasters and severe weather conditions, including such events that may result in underinsured or uninsured losses or other increased costs and expenses; changes in laws and government regulations, including governmental orders affecting the use of the Company’s properties or the ability of its tenants to operate, and the costs of complying with such changed laws and government regulations; possible changes in consumer behavior due to public health crises and the fear of future pandemics; the Company’s ability to satisfy environmental, social or governance standards set by various constituencies; insurance costs and coverage, especially in Florida and Texas coastal areas and North Carolina; risks associated with cyberattacks and the loss of confidential information and other business disruptions; risks associated with the use of artificial intelligence and related tools; other factors affecting the real estate industry generally; and other risks identified in reports the Company files with the Securities and Exchange Commission or in other documents that it publicly disseminates, including, in particular, the section titled “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, and in the Company’s quarterly reports on Form 10-Q. The Company undertakes no obligation to publicly update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.

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